UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2007

                                CARLATERAL, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


                                   333-136301
                            ________________________
                            (Commission File Number)


                                   20-4158835
                        _________________________________
                        (IRS Employer Identification No.)


                              112 North Currie St.
                            Carson City, Nevada 89703
               __________________________________________________
               (Address of principal executive offices)(Zip Code)


                                 (775) 321-8243
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On April 9, 2007, MacKay, LLP ("MacKay") notified the Company that it had resigned as the independent registered public accounting firm of Carlateral, Inc. (the "Company").

The reports of MacKay regarding the Company's financial statements as of, and for the period from December 9, 2005 (inception) to, February 28, 2006, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

From the period as of, and from December 9, 2005 (inception) to, February 28, 2006, the Company had no disagreement with MacKay on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MacKay, would have caused them to make reference thereto in their report on the Company's financial statements for such from December 9, 2005 (inception) to, February 28, 2006.

MacKay was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from MacKay is attached hereto as Exhibit 16.

(b) On April 9, 2007, the Company's Board of Directors resolved to engage the independent registered public accounting firm of, Moore & Associates, Chartered, the Company's new independent registered public accountants, which appointment Moore & Associates has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Moore & Associates, Chartered ("Moore & Associates") the Company has not consulted with Moore & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Moore & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B. The Company did not have any disagreements with MacKay and therefore did not discuss any past disagreements with Moore & Associates.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

No.              Description

16               Letter dated April 9, 2007 from MacKay, LLP to Carlateral, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARLATERAL, INC.
                                       (Registrant)


Date:  April 10, 2007                  By: /s/    DON CAMERON
                                           ______________________________
                                           Name:  Don Cameron
                                           Title: President and Principal
                                                  Financial Officer

                                  Exhibit Index

No.          Description


16           Letter dated April 9, 2007 from MacKay, LLP to Carlateral, Inc.